Table I. Experience Raising Funds
Offerings Closed Within the Last Three Years

	Venture at Villa Hermosa	Venture at Mountain View	Venture on Williams
	Project One	Project Two	Project Three
Date Offering Closed	9/24/2020	4/2/2021	5/4/2021
Duration of Offering in Months	9	7	3
Months to Invest 90% of Amount Raised	9	6	1
Amount Offered	$ 1,000,000	$ 1,000,000	$ 1,100,000
Amount Raised	$ 1,000,000	$ 1,000,000	$ 1,083,000
Deductions
Selling commissions retained by affiliates	$ 0	$ 0	$ 0
Organizational and Offering Expenses	$ 39,286	$ 48,859	$ 16,489
Reserves	$ 113,000	$ 115,000	$ 115,000
Amount Available for Investment	$ 0	$ 0	$ 0
Acquisition Cost
Purchase Price of Real Estate	$ 2,450,000	$ 2,730,000	$ 3,000,000
Cost of Renovations and Improvements	$ 560,000	$ 362,000	$ 715,000
Acquisition Fees**	$ 60,000	$ 60,000	$ 66,000
Debt	$ 1,837,500	$ 2,052,000	$ 2,134,000
Percent Leverage	75%	75%	71%

	Venture on 19th	Venture on Elden	Venture on Broadway
	Project Four	Project Five	Project Six
Date Offering Closed	4/27/2021	6/8/2021	12/14/2021
Duration of Offering in Months	2	3	8
Months to Invest 90% of Amount Raised	1	1	2
Amount Offered	$ 1,400,000	$ 1,500,000	$ 1,000,000
Amount Raised	$ 1,400,000	$ 1,500,000	$ 1,000,000
Deductions
Selling commissions retained by affiliates	$ 0	$ 0	$ 0
Organizational and Offering Expenses	$ 76,926	$ 974	$ 85,799
Reserves	$ 110,000	$ 30,000	$ 145,000
Amount Available for Investment	$ 0	$ 0	$ 0
Acquisition Cost
Purchase Price of Real Estate	$ 4,500,000	$ 3,200,000	$ 1,560,000
Cost of Renovations and Improvements	$ 160,200	$ 560,000	$ 950,000
Acquisition Fees	$ 84,000	$ 90,000	$ 60,000
Debt	$ 2,850,000	$ 2,200,000	$ 798,391
Percent Leverage	63%	69%	51%

*Properties are currently under renovation, value provided is projected total cost

	Venture on Country Club	Venture on Central	Venture at Route 66
	Project Seven	Project Eight	Project Nine
Date Offering Closed	12/10/2021	3/28/2022	4/8/2022
Duration of Offering in Months	6	1	1
Months to Invest 90% of Amount Raised	5	1	1
Amount Offered	$ 3,500,000	$ 1,525,000	$ 1,600,000
Amount Raised	$ 3,500,000	$ 1,525,000	$ 1,600,000
Deductions
Selling commissions retained by affiliates	$ 0	$ 0	$ 0
Organizational and Offering Expenses	$ 237,525	$ 67,467	$ 66,879
Reserves	$ 500,000	$ 270,000	$ 80,000
Amount Available for Investment	$ 0	$ 0	$ 0
Acquisition Cost
Purchase Price of Real Estate	$ 13,200,000	$ 5,000,000	$ 2,950,000
Cost of Renovations and Improvements	$ 1,580,000	$ 660,000	$ 528,000
Acquisition Fees	$ 446,713	$ 158,967	$ 162,880
Debt	$ 10,400,000	$ 3,875,000	$ 1,750,000
Percent Leverage	79%	78%	59%

	Venture on 12th Place	Venture on 36th
	Project Ten	Project Eleven
Date Offering Closed	9/13/2022	3/25/2024
Duration of Offering in Months	4	10
Months to Invest 90% of Amount Raised	3	3
Amount Offered	$ 2,000,000	$ 1,750,000
Amount Raised	$ 2,000,000	$ 1,740,000
Deductions
Selling commissions retained by affiliates	$ 139,444	0
Organizational and Offering Expenses	$ 0	0
Reserves	$ 340,000	$ 380,000
Amount Available for Investment	$ 0
Acquisition Cost
Purchase Price of Real Estate	$ 6,650,000	$ 4,800,000
Cost of Renovations and Improvements	$ 1,350,000	$ 750,000	*
Acquisition Fees	$ 259,444	$ 104,400
Debt	$ 4,975,000	$ 4,330,000
Percent Leverage	75%	90%

*Properties are currently under renovation, value provided is projected total cost

Table II. Compensation to Sponsor During Last Three Years
	Venture at Villa Hermosa	Venture at Mountain View	Venture on Williams
	Project One	Project Two	Project Three
Date Offering Closed	9/24/2020	4/2/2021	5/4/2021
Amount Raised	$ 1,000,000	$ 1,000,000	$ 1,100,000
Fees Paid to Sponsor from Offering Proceeds
Acquisition Fees	$ 60,000	$ 60,000	$ 66,000
Real Estate Commissions	$ 0	$ 0	$ 0
Reimbursement of Expenses	$ 0	$ 0	$ 0
Other	$ 0	$ 0	$ 0
Fees Paid to Sponsor from Operations
Property Management Fees	-	-	-
Partnership Management Fees	-	-	-
Distributions of "Promoted Interest"	-	-	-
Reimbursement of Expenses	-	-	-
Leasing Commissions	-	-	-
Other	-	-	-
Gross Sales and Refinancings of Property	-	-	-
Fees Paid to Sponsor from Sales and Refinancings	-	-	-
Commissions	-	-	-
Disposition Fees	$ 30,000	$ 30,000	$ 33,000
Distributions of "Promoted Interest"	$ 307,981	$ 0	$ 834,883
Other

	Venture on 19th	Venture on Elden	Venture on Broadway
	Project Four	Project Five	Project Six
Date Offering Closed	4/27/2021	6/8/2021	12/14/2021
Amount Raised	$ 1,400,000	$ 1,500,000	$ 1,000,000
Fees Paid to Sponsor from Offering Proceeds
Acquisition Fees	$ 84,000	$ 90,000	$ 60,000
Real Estate Commissions	$ 0	$ 0	$ 0
Reimbursement of Expenses	$ 0	$ 0	$ 0
Other	$ 0	$ 0	$ 0
Fees Paid to Sponsor from Operations
Property Management Fees	-	-	-
Partnership Management Fees	-	-	-
Distributions of "Promoted Interest"	-	-	-
Reimbursement of Expenses	-	-	-
Leasing Commissions	-	-	-
Other	-	-	-
Gross Sales and Refinancings of Property	-	-	-
Fees Paid to Sponsor from Sales and Refinancings	-	-	-
Commissions	-	-	-
Disposition Fees	$ 42,000.00	-	-
Distributions of "Promoted Interest"	1,461,840.00	-	-
Other

	Venture on Country Club	Venture on Central	Venture at Route 66
	Project Seven	Project Eight	Project Nine
Date Offering Closed	12/10/2021	3/28/2022	4/8/2022
Amount Raised	$ 3,500,000	$ 1,525,000	$ 1,600,000
Fees Paid to Sponsor from Offering Proceeds
Acquisition Fees	$ 210,000	$ 91,500	$ 96,000
Real Estate Commissions	$ 0	$ 0	$ 0
Reimbursement of Expenses	$ 0	$ 0	$ 0
Other	$ 0	$ 0	$ 0
Fees Paid to Sponsor from Operations
Property Management Fees	-	-	-
Partnership Management Fees	-	-	-
Distributions of "Promoted Interest"	-	-	-
Reimbursement of Expenses	-	-	-
Leasing Commissions	-	-	-
Other	-	-	-
Gross Sales and Refinancings of Property	-	-	-
Fees Paid to Sponsor from Sales and Refinancings	-	-	-
Commissions	-	-	-
Disposition Fees	-	-	-
Distributions of "Promoted Interest"	-	-	-
Other

	Venture on 12th Place	Venture on 36th
	Project Ten	Project Eleven
Date Offering Closed	9/13/2022	3/25/2024
Amount Raised	$ 2,000,000	$ 1,740,000
Fees Paid to Sponsor from Offering Proceeds
Acquisition Fees	$ 120,000	$ 104,400
Real Estate Commissions	$ 0	$ 0
Reimbursement of Expenses	$ 0	$ 0
Other	$ 0	$ 0
Fees Paid to Sponsor from Operations
Property Management Fees	-	-
Partnership Management Fees	-	-
Distributions of "Promoted Interest"	-	-
Reimbursement of Expenses	-	-
Leasing Commissions	-	-
Other	-	-
Gross Sales and Refinancings of Property	-	-
Fees Paid to Sponsor from Sales and Refinancings	-	-
Commissions	-	-
Disposition Fees	-	-
Distributions of "Promoted Interest"	-	-
Other

Table III. Operating Results

Operating Results for 2018	Venture on Wilson	Venture on Marlette
	Project One	Project Two
Gross Operating Income	$ 24,136	$ -
Tax Deductions	$ -	$ -
Taxable Income from operations	$ -	$ -
Net Cash From Operations	$ (355)	$ (14.00)
Gains from Sales of Property	$ -	$ -
Net Cash From Property Sales	$ -	$ -
Net Cash from Refinancing of Property	$ -	$ -
Distributions to Investors Per $10,000 Invested	$ -	$ -
Return of Capital	$ -	$ -
From Operations	$ -	$ -
From Sales	$ -	$ -
From Refinancings	$ -	$ -

Operating Results for 2019	Venture on Wilson	Venture on Marlette	Venture on 66th
	Project One	Project Two	Project Three
Gross Operating Income	$ 87,723	$ 4,275	$ 24,415
Tax Deductions	$ -	$ -	$ -
Taxable Income from operations	$ 36,039	$ -	$ 3,155
Net Cash From Operations	$ 36,039	$ (11,571)	$ 3,155
Gains from Sales of Property	$ -	$ -	$ -
Net Cash From Property Sales	$ -	$ -	$ -
Net Cash from Refinancing of Property	$ -	$ -	$ -
Distributions to Investors Per $10,000 Invested	$ 50	$ -	$ -
Return of Capital	$ -	$ -	$ -
From Operations	$ 50	$ -	$ -
From Sales	$ -	$ -	$ -
From Refinancings	$ -	$ -	$ -

Operating Results for 2020	Venture on Wilson	Venture on Marlette	Venture on 66th
	Project One	Project Two	Project Three
Gross Operating Income	$ 149,322	$ 28,883	$ 179,372
Tax Deductions	$ 123,245	$ 34,927	$ -
Taxable Income from operations	$ 89,069	$ -	$ 87,881
Net Cash From Operations	$ 89,069	$ (7,075)	$ 87,881
Gains from Sales of Property	$ -	$ -	$ 417,171
Net Cash From Property Sales	$ -	$ -	$ 307,827
Net Cash from Refinancing of Property	$ 126	$ 77,205	$ 48,282
Distributions to Investors Per $10,000 Invested	$ 600	$ -	$ 12,074
Return of Capital	$ -	$ -	$ 10,000
From Operations	$ 600	$ -	$ -
From Sales	$ -	$ -	$ 2,074
From Refinancings	$ -	$ -	$ -

Operating Results for 2020	Venture at Villa Hermosa	Venture at Mountain View
	Project Four	Project Five
Gross Operating Income	$ 77,998	$ 21,969
Tax Deductions	$ 115,213	$ 3,499
Taxable Income from operations	$ 51,146	$ 13,701
Net Cash From Operations	$ 51,146	$ 13,701
Gains from Sales of Property	$ -	$ -
Net Cash From Property Sales	$ -	$ -
Net Cash from Refinancing of Property	$ -	$ -
Distributions to Investors Per $10,000 Invested	$ -	$ -
Return of Capital	$ -	$ -
From Operations	$ -	$ -
From Sales	$ -	$ -
From Refinancings	$ -	$ -

Operating Results for 2021	Venture on Wilson	Venture on Marlette	Venture at Villa Hermosa
	Project One	Project Two	Project Four
Gross Operating Income	$ 51,393	$ 71,637	$ 181,565
Tax Deductions	$ -	$ -	$ 77,637
Taxable Income from operations	$ -	$ 32,835	$ 102,875
Net Cash From Operations	$ (17,754)	$ 32,835	$ 102,875
Gains from Sales of Property	$ 406,242	$ 1,180,528	$ 472,639
Net Cash From Property Sales	$ 236,613	$ 131,671	$ 307,981
Net Cash from Refinancing of Property	$ -	$ -	$ 1,650
Distributions to Investors Per $10,000 Invested	$ 14,680	$ 13,313	$ 12,234
Return of Capital	$ 10,000	$ 10,000	$ 10,000
From Operations	$ 150	$ 150	$ -
From Sales	$ 4,530	$ 3,163	$ 2,234
From Refinancings	$ -	$ -	$ -
Amount Remaining Invested	0%	0%	0%

Operating Results for 2021	Venture at Mountain View	Venture on Williams	Venture on 19th
	Project Five	Project Six	Project Seven
Gross Operating Income	$ 191,954	$ 157,047	$ 249,815
Tax Deductions	$ 97,887	$ 74,251	$ -
Taxable Income from operations	$ 100,120	$ 101,284	$ 135,013
Net Cash From Operations	$ 100,120	$ 101,284	$ 135,013
Gains from Sales of Property	$ -	$ -	$ -
Net Cash From Property Sales	$ -	$ -	$ -
Net Cash from Refinancing of Property	$ -	$ -	$ -
Distributions to Investors Per $10,000 Invested	$ 600	$ -	$ 300
Return of Capital	$ -	$ -	$ -
From Operations	$ 600	$ -	$ 300
From Sales	$ -	$ -	$ -
From Refinancings	$ -	$ -	$ -
Amount Remaining Invested	100%	100%	100%

Operating Results for 2021	Venture on Elden	Venture on Broadway	Venture on Country Club
	Project Eight	Project Nine	Project Ten
Gross Operating Income	$ 72,607	$ 32,655	$ 54,900
Tax Deductions	$ -	$ -	$ 217,692
Taxable Income from operations	$ 40,877	$ -	$ -
Net Cash From Operations	$ 40,877	$ (16,260)	$ (94,987)
Gains from Sales of Property	$ -	$ -	$ -
Net Cash From Property Sales	$ -	$ -	$ -
Net Cash from Refinancing of Property	$ -	$ -	$ -
Distributions to Investors Per $10,000 Invested	$ -	$ -	$ 50
Return of Capital	$ -	$ -	$ -
From Operations	$ -	$ -	$ 50
From Sales	$ -	$ -	$ -
From Refinancings	$ -	$ -	$ -
Amount Remaining Invested	100%	100%	100%

Operating Results for 2022	Venture at Mountain View	Venture on Williams	Venture on 19th
	Project Five	Project Six	Project Seven
Gross Operating Income	$ 290,524	$ 344,946	$ 249,815
Tax Deductions	$ 107,443	$ 115,143	$ -
Taxable Income from operations	$ 186,447	$ 230,619	$ 135,013
Net Cash From Operations	$ 186,447	$ 230,619	$ 135,013
Gains from Sales of Property	$ -	$ -	$ -
Net Cash From Property Sales	$ -	$ -	$ -
Net Cash from Refinancing of Property	$ -	$ -	$ -
Distributions to Investors Per $10,000 Invested	$ 600	$ 550	$ 12,534
Return of Capital	$ -	$ -	$ 10,000
From Operations	$ 600	$ 550	$ 300
From Sales	$ -	$ -	$ 2,234
From Refinancings	$ -	$ -	$ -
Amount Remaining Invested	100%	100%	0%

Operating Results for 2022	Venture on Elden	Venture on Broadway	Venture on Country Club
	Project Eight	Project Nine	Project Ten
Gross Operating Income	$ 111,457	$ 84,409	$ 1,318,088
Tax Deductions	$ -	$ -	$ 567,405
Taxable Income from operations	$ 24,499	$ -	$ 638,321
Net Cash From Operations	$ 24,499	$ (2,401)	$ 638,321
Gains from Sales of Property	$ -	$ -	$ -
Net Cash From Property Sales	$ -	$ -	$ -
Net Cash from Refinancing of Property	$ -	$ -	$ -
Distributions to Investors Per $10,000 Invested	$ -	$ -	$ 550
Return of Capital	$ -	$ -	$ -
From Operations	$ -	$ -	$ 550
From Sales	$ -	$ -	$ -
From Refinancings	$ -	$ -	$ -
Amount Remaining Invested	100%	100%	100%

Operating Results for 2022	Venture on Central	Venture at Route 66	Venture on 12th Place
	Project Eight	Project Nine	Project Ten
Gross Operating Income	$ 33,880	$ 20,844	$ 45,584
Tax Deductions	$ -	$ -	$ -
Taxable Income from operations	$ -	$ -	$ -
Net Cash From Operations	$ (14,693)	$ (8,005)	$ (20,611)
Gains from Sales of Property	$ -	$ -	$ -
Net Cash From Property Sales	$ -	$ -	$ -
Net Cash from Refinancing of Property	$ -	$ -	$ -
Distributions to Investors Per $10,000 Invested	$ -	$ -	$ 50
Return of Capital	$ -	$ -	$ -
From Operations	$ -	$ -	$ 50
From Sales	$ -	$ -	$ -
From Refinancings	$ -	$ -	$ -
Amount Remaining Invested	100%	100%	100%

Operating Results for 2022	Venture on 36th
Project Eight
Gross Operating Income	$ -
Tax Deductions	$ -
Taxable Income from operations	$ -
Net Cash From Operations	$ -
Gains from Sales of Property	$ -
Net Cash From Property Sales	$ -
Net Cash from Refinancing of Property	$ -
Distributions to Investors Per $10,000 Invested	$ -
Return of Capital	$ -
From Operations	$ -
From Sales	$ -
From Refinancings	$ -
Amount Remaining Invested	100%

Operating Results for 2023	Venture at Mountain View	Venture on Williams	Venture on 36th
	Project Five	Project Six	Project Eight
Gross Operating Income	$ 319,449	$ 70,225	$ 109,948
Tax Deductions	$ 103,065	$ 14,907	$ -
Taxable Income from operations	$ 143,939	$ 39,754	$ 44,998
Net Cash From Operations	$ 143,939	$ 39,754	$ 44,998
Gains from Sales of Property	$ -	$ -	$ -
Net Cash From Property Sales	$ -	$ -	$ -
Net Cash from Refinancing of Property	$ -	$ -	$ -
Distributions to Investors Per $10,000 Invested	$ 600	$ 11,899	$ -
Return of Capital	$ -	$ 10,000	$ -
From Operations	$ 600	$ 100	$ -
From Sales	$ -	$ 1,799	$ -
From Refinancings	$ -	$ -	$ -
Amount Remaining Invested	100%	100%	100%

Operating Results for 2023	Venture on Elden	Venture on Broadway	Venture on Country Club
	Project Eight	Project Nine	Project Ten
Gross Operating Income	$ 366,028	$ 160,797	$ 1,610,023
Tax Deductions	$ -	$ -	$ 579,169
Taxable Income from operations	$ 203,093	$ -	$ 727,133
Net Cash From Operations	$ 203,093	$ 115,317	$ 727,133
Gains from Sales of Property	$ -	$ -	$ -
Net Cash From Property Sales	$ -	$ -	$ -
Net Cash from Refinancing of Property	$ -	$ -	$ -
Distributions to Investors Per $10,000 Invested	$ 600	$ -	$ 550
Return of Capital	$ -	$ -	$ -
From Operations	$ 600	$ -	$ 550
From Sales	$ -	$ -	$ -
From Refinancings	$ -	$ -	$ -
Amount Remaining Invested	100%	100%	100%

Operating Results for 2023	Venture on Central	Venture at Route 66	Venture on 12th Place
	Project Eight	Project Nine	Project Ten
Gross Operating Income	$ 351,263	$ 143,461	$ 218,290
Tax Deductions	$ -	$ -	$ 217,692
Taxable Income from operations	$ 233,561	$ 44,449	$ 99,105
Net Cash From Operations	$ 233,561	$ 44,449	$ 99,105
Gains from Sales of Property	$ -	$ -	$ -
Net Cash From Property Sales	$ -	$ -	$ -
Net Cash from Refinancing of Property	$ -	$ -	$ -
Distributions to Investors Per $10,000 Invested	$ -	$ -	$ 50
Return of Capital	$ -	$ -	$ -
From Operations	$ -	$ -	$ 50
From Sales	$ -	$ -	$ -
From Refinancings	$ -	$ -	$ -
Amount Remaining Invested	100%	100%	100%

Table IV. Completed Programs
Programs that Have Completed Operations Within the Last Five Years

	Venture on Wilson	Venture on Marlette
Date Offering Closed	5/31/2018	12/21/2018
Amount Offered and Raised	$ 500,000	$ 597,000
Cost of Real Estate Purchased	$ 1,200,000	$ 1,600,000
Cost of Renovations	$ 267,000	$ 946,000
Date Property Was Sold	4/13/2021	4/20/2021
Net Proceeds of Sale	$ 2,100,000	$ 3,562,000
Total Distributions to Investors Per $10,000 Invested*	$ 13,819	$ 13,013
IRR To Investors Over Life of Program	12%	12%

*These are projections under the assumption that said investor invested on offering close date

	Venture on 66th	Venture at Villa Hermosa
Date Offering Closed	7/2/2019	9/4/2020
Amount Offered and Raised	$ 550,000	$ 1,000,000
Cost of Real Estate Purchased	$ 1,025,000	$ 2,450,000
Cost of Renovations	$ 300,000	$ 560,000
Date Property Was Sold	12/31/2020	10/21/2021
Net Proceeds of Sale	$ 2,100,000	$ 3,920,000
Total Distributions to Investors Per $10,000 Invested*	$ 11,855	$ 11,364
IRR To Investors Over Life of Program	12%	12%

*These are projections under the assumption that said investor invested on offering close date

Venture on 19th
Date Offering Closed	5/21/2021
Amount Offered and Raised	$ 1,400,000
Cost of Real Estate Purchased	$ 4,500,000
Cost of Renovations	$ 0
Date Property Was Sold	12/15/2022
Net Proceeds of Sale	$ 6,765,000
Total Distributions to Investors Per $10,000 Invested*	$ 12,077
IRR To Investors Over Life of Program	12%

*These are projections under the assumption that said investor invested on offering close date

Table V. Sales of Property Within Last Three Years

	Venture on Wilson	Venture on Marlette	Venture on 66th	Venture at Villa Hermosa	Venture on 19th

Date Property Purchased	7/20/2018	1/4/2019	6/21/2019	3/16/2020	5/21/2021
Date Property Sold	4/13/2021	4/20/2021	5/21/2021	12/15/2022	12/15/2022
Sold to Related Party	Yes*	No	No	No	No
Total Cost of Property, Including Improvements	$ 1,467,000	$ 2,546,000	$ 1,325,000	$ 3,010,000	$ 4,500,000
Gross Selling Price of Property	$ 2,100,000	$ 3,562,000	$ 2,100,000	$ 3,920,000	$ 6,765,000
Net Proceeds After Costs	$ 236,613	$ 131,671	$ 307,827	$ 307,981	$ 1,461,840
Original Mortgage Financing	$ 992,200	$ 1,350,000	$ 830,000	$ 2,325,000	$ 2,850,000
Mortgage Balance At Time of Sale	$ 1,050,000	$ 1,525,541	$ 1,000,000	$ 2,283,392	$ 2,887,059
Mortgage Taken Back by Seller	$ -	$ -	$ -	$ -	$ -
*Venture on Wilson was sold to the Interior Designer for Neighborhood Ventures				$ -	$ -

Table VI. Purchases of Property Within Last Three Years

	Venture at Villa Hermosa	Venture at Mountain View	Venture on Williams
	Project One	Project Two	Project Three
Date Property Purchased	3/16/2020	12/11/2020	4/9/2021
Type of Property	MultiFamily	MultiFamily	MultiFamily
Gross Leaseable Square Feet
Total Cost of Property, Including Improvements	$ 3,010,000	$ 3,095,000	$ 3,714,500
Mortgage Financing	$ 1,837,500	$ 2,052,000	$ 2,134,000

	Venture on 19th	Venture on Elden	Venture on Broadway
	Project Four	Project Five	Project Six
Date Property Purchased	5/21/2021	4/30/2021	7/1/2021
Type of Property	MultiFamily	MultiFamily	Retail
Gross Leaseable Square Feet
Total Cost of Property, Including Improvements	$ 4,661,500	$ 3,776,000	$ 2,960,000
Mortgage Financing	$ 2,850,000	$ 2,200,000	$ 798,391

	Venture on Country Club	Venture on Central	Venture at Route 66
	Project Seven	Project Eight	Project Nine
Date Property Purchased	8/12/2021	4/22/2022	5/18/2022
Type of Property	MultiFamily	MultiFamily	MultiFamily
Gross Leaseable Square Feet
Total Cost of Property, Including Improvements	$ 4,825,000	$ 5,660,000	$ 3,478,000
Mortgage Financing	$ 10,400,000	$ 3,875,000	$ 1,750,000

	Venture on 12th Place	Venture on 17th	Venture on 36th Street
Project Ten
Date Property Purchased	7/29/2022	3/15/2023	7/7/2023
Type of Property	MultiFamily	MultiFamily	MultiFamily
Gross Leaseable Square Feet
Total Cost of Property, Including Improvements	$ 8,000,000	$ 7,150,000	$ 5,550,000
Mortgage Financing	$ 4,975,000	$ 4,037,000	$ 4,330,000